Exhibit 10.2

BUSINESS LOAN AGREEMENT

Borrower: Shells Seafood Restaurants, Inc.
16313 North Dale Mabry Hwy, Suite 100
Tampa, FL 33618

Lender: COLONIAL BANK, N.A.
Corporate Lending
400 N. Tampa Street
Tampa, FL 33602

THIS BUSINESS LOAN AGREEMENT dated December 28, 2005, is made and executed between Shells Seafood Restaurants, Inc. ("Bor rower") and COLONIAL BANK, N.A. ( "Lender") on the following terms and conditions. Borrower has received pr ior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement ("Loan"). Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower ’s representations, warranties, and agreements as set for th in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender ’s sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of December 28, 2005, and shall continue in full force and effect until such time as all of
Bor rower’s Loans in favor of Lender have been paid in full, including pr incipal, interest, costs, expenses, attorneys’ fees, and other fees and charges, or until such time as the par ties may agree in wr iting to terminate this Agreement.

ADVANCE AUTHORITY. The following person currently is authorized to request advances and authorize payments under the line of credit until
Lender receives from Borrower, at Lender’s address shown above, written notice of revocation of his or her author ity: Warren R. Nelson, Vice
President/CFO of Shells Seafood Restaurants, Inc.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender’s obligation to make the initial Advance and each subsequent Advance under this
Agreement shall be subject to the fulfillment to Lender’s satisfaction of all of the conditions set for th in this Agreement and in the Related
Documents.
Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements
granting to Lender security interests in the Collateral; (3) financing statements and all other documents per fecting Lender’s Security
Interests; (4) evidence of insurance as required below; (5) together with all such Related Documents as Lender may require for the Loan;
all in form and substance satisfactory to Lender and Lender’s counsel.
Borrower ’s Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly cer tified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Bor rower shall have provided such other resolutions, author izations, documents and instruments as Lender or its counsel, may require.
Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.
Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or cer tificate delivered to Lender under this Agreement are true and correct.
No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this
Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and war rants to Lender , as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:
Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by vir tue of the laws of the State of Delaware. Bor rower is duly author ized to transact business in the State of Florida and all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a mater ial adverse effect on its business or financial condition. Bor rower has the full power and author ity to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 16313 Nor th Dale Mabry Hwy, Suite 100, Tampa, FL 33618. Unless Bor rower has designated otherwise in wr iting, the pr incipal office is the office at which Bor rower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower ’s state of organization or any change in Borrower ’s name. Bor rower shall do all things necessary to preserve and to keep in full force and effect its existence, r ights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to
Borrower and Borrower’s business activities.
Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Bor rower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.
Authorization. Bor rower’s execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Bor rower’ s ar ticles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon
Borrower or (2) any law, governmental regulation, court decree, or order applicable to Bor rower or to Borrower ’s properties.
Financial Information. Each of Bor rower’s financial statements supplied to Lender truly and completely disclosed Borrower’s financial condition as of the date of the statement, and there has been no material adverse change in Bor rower’s financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.
Legal Effect. This Agreement constitutes, and any instrument or agreement Bor rower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Bor rower in accordance with their respective terms.
Proper ties. Except as contemplated by this Agreement or as previously disclosed in Borrower’s financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Bor rower owns and has good title to all of Borrower ’s properties free and clear of all Secur ity Interests, and has not executed any security documents or financing statements relating to such properties. All of Bor rower’s properties are titled in Borrower’s legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) Dur ing the per iod of Bor rower’s ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Haz ardous Substance by any person on, under , about or from any of the Collateral. (2) Bor rower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under , about or from the
Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authoriz ed user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under , about or from any of the
Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower author izes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the
Agreement. Any inspections or tests made by Lender shall be at Bor rower’ s expense and for Lender’ s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and war ranties contained herein are based on Borrower’s due diligence in investigating the Collateral for haz ardous waste and Hazardous
Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event
Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender’s acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.
Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes)
against Borrower is pending or threatened, and no other event has occurred which may mater ially adversely affect Borrower ’s financial condition or proper ties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.
Taxes. To the best of Bor rower’s knowledge, all of Bor rower’ s tax returns and repor ts that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by
Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.
Lien Pr iority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security
Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower ’s Loan and Note, that would be prior or that may in any way be superior to Lender ’s Secur ity Interests and rights in and to such Collateral.
Binding Effect. This Agreement, the Note, all Security Agreements (if any) , and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:
Notices of Claims and Litigation. Promptly inform Lender in wr iting of (1) all material adverse changes in Borrower ’s financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor .
Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower’s books and records at all reasonable times.
Financial Statements. Furnish Lender with the following:
Annual Statements. As soon as available, but in no event later than thir ty (30) days after the end of each fiscal year, Bor rower’s balance sheet and income statement for the year ended, prepared by Bor rower.
Interim Statements. As soon as available, but in no event later than thirty (30) days after the end of each fiscal quar ter, Bor rower’s balance sheet and profit and loss statement for the period ended, prepared by Borrower .
Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax repor ting per iod ended, Federal and other governmental tax returns, prepared by Borrower .
All financial repor ts required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.
Additional Information. Furnish such additional information and statements, as Lender may request fromtime to time.
Insurance. Maintain fire and other r isk insurance, public liability insurance, and such other insurance as Lender may require with respect to
Borrower ’s properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender . Bor rower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender , including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior wr itten notice to Lender . Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies cover ing assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender ’s loss payable or other endorsements as Lender may require.
Insurance Repor ts. Furnish to Lender , upon request of Lender, reports on each existing insurance policy showing such information as
Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the proper ties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Bor rower.
Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Bor rower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.
Loan Proceeds. Use all Loan proceeds solely for Borrower’s business operations, unless specifically consented to the contrary by Lender in writing.
Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, includingwithout limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its proper ties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower ’s properties, income, or profits.
Performance. Perform and comply, in a timely manner , with all terms, conditions, and provisions set forth in this Agreement, in the Related
Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.
Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide wr itten notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.
Environmental Studies. Promptly conduct and complete, at Bor rower’s expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Bor rower.
Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower ’s properties, businesses and operations, and to the use or occupancy of the
Collateral, including without limitation, the Amer icans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropr iate appeals, so long as Bor rower has notified Lender in writing prior to doing so and so long as, in Lender’ s sole opinion, Lender ’s interests in the Collateral are not jeopardiz ed. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender , to protect Lender’s interest.
Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and
Borrower ’s other proper ties and to examine or audit Borrower ’s books, accounts, and records and to make copies and memoranda of
Borrower ’s books, accounts, and records. If Bor rower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third par ty,
Borrower , upon request of Lender, shall notify such par ty to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower ’s expense.

Compliance Certificates. Unless waived in wr iting by Lender , provide Lender at least annually, with a certificate executed by Bor rower’s chief financial officer , or other officer or person acceptable to Lender, certifying that the representations and war ranties set forth in this
Agreement are true and correct as of the date of the certificate and further cer tifying that, as of the date of the certificate, no Event of
Default exists under this Agreement.
Environmental Compliance and Reports. Bor rower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower ’s par t or on the par t of any third party, on property owned and/or occupied by Borrower , any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thir ty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower ’s par t in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.
Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to per fect all Security Interests.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if
Bor rower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Bor rower’ s failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on
Bor rower’s behalf may (but shall not be obligated to) take any action that Lender deems appropr iate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender ’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due dur ing either (1) the term of any applicable insurance policy;
or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s matur ity.

NEGATIVE COVENANTS. Bor rower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the pr ior written consent of Lender:
Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for bor rowed money, including capital leases, (2) sell, transfer , mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower’s assets (except as allowed as Permitted Liens) , or (3) sell with recourse any of Bor rower’s accounts, except to Lender.
Continuity of Operations. (1) Engage in any business activities substantially different than those in which Bor rower is presently engaged,
(2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell
Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower’s stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower’s stock, or purchase or retire any of Borrower’ s outstanding shares or alter or amend Bor rower’ s capital structure.
Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterpr ise or entity, (2)
purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.
Agreements. Borrower will not enter into any agreement containing any provisions which would be violated or breached by the per formance of Bor rower’s obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower , whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with
Lender ; (B) Bor rower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a mater ial adverse change in Borrower ’s financial condition, in the financial condition of any
Guarantor , or in the value of any Collateral secur ing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor ’s guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no
Event of Default shall have occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a r ight of setoff in all Bor rower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However , this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:
Payment Default. Bor rower fails to make any payment when due under the Loan.
Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower .
Default in Favor of Third Par ties. Borrower or any Grantor defaults under any loan, extension of credit, secur ity agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may mater ially affect any of Bor rower’s or any
Grantor’s property or Bor rower’ s or any Grantor’s ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.
False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower ’s behalf under this
Agreement or the Related Documents is false or misleading in any mater ial respect, either nowor at the time made or furnished or becomes false or misleading at any time thereafter.
Insolvency. The dissolution or termination of Bor rower’s existence as a going business, the insolvency of Borrower , the appointment of a receiver for any part of Bor rower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.
Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or For feiture Proceedings. Commencement of foreclosure or for feiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan.
This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Bor rower as to the validity or reasonableness of the claim which is the basis of the creditor or for feiture proceeding and if Borrower gives Lender wr itten notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any
Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor ’s estate to assume unconditionally the obligations ar ising under the guaranty in a manner satisfactory to Lender , and, in doing so, cure any Event of Default.
Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.
Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or per formance of the Loan is impaired.
Insecurity. Lender in good faith believes itself insecure.
Right to Cure. If any default, other than a default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured if Borrower or Grantor, as the case may be, after receiving wr itten notice from Lender demanding cure of such default: (1) cure the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender’ s sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related
Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate ( including any obligation to make fur ther Loan Advances or disbursements), and, at Lender’s option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower , except that in the case of an Event of Default of the type descr ibed in the
"Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender’s rights and remedies shall be cumulative and may be exercised singular ly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Bor rower or of any
Grantor shall not affect Lender’s right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:
Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in wr iting and signed by the par ty or parties sought to be charged or bound by the alteration or amendment.
Attorneys’ Fees; Expenses. Bor rower agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including effor ts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.
Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.
Consent to Loan Par ticipation. Borrower agrees and consents to Lender ’s sale or transfer, whether now or later , of one or more par ticipation interests in the Loan to one or more purchasers, whether related or unrelated to Lender . Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about
Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such par ticipation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Bor rower’s obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower fur ther agrees that the purchaser of any such participation interests may enforce its interests ir respective of any personal claims or defenses that Borrower may have against Lender .
Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Flor ida without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of
Florida.
No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in wr iting and signed by Lender . No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other r ight. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender , nor any course of dealing between Lender and Borrower, or between Lender and any Grantor , shall constitute a waiver of any of Lender ’s rights or of any of
Borrower ’s or any Grantor ’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender .
Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving written notice to the other parties, specifying that the purpose of the notice is to change the par ty’s address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower ’s current address. Unless otherwise provided or required by law, if there is more than one
Borrower , any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.
Severability. If a court of competent jur isdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.
Subsidiar ies and Affiliates of Bor rower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, war ranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower ’s subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require
Lender to make any Loan or other financial accommodation to any of Borrower’s subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related
Documents shall bind Bor rower’s successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the r ight to assign Bor rower’s rights under this Agreement or any interest therein, without the pr ior wr itten consent of Lender .
Survival of Representations and War ranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, war ranties, and covenants made by Borrower in this Agreement or in any cer tificate or other instrument delivered by
Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by
Lender, all such representations, war ranties and covenants will survive the extension of Loan Advances and delivery to Lender of the
Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.
Time is of the Essence. Time is of the essence in the performance of this Agreement.
Waive Jury. All par ties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any par ty against any other par ty.

DEFINITIONS. The following capitaliz ed words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of Amer ica. Words and terms used in the singular shall include the plural, and the plural shall include the singular , as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attr ibuted to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to themin accordance with generally accepted accounting principles as in effect on the date of this Agreement:
Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Bor rower or on Borrower ’s behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.
Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified fromtime to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.
Borrower . The word "Borrower" means Shells Seafood Restaurants, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.
Collateral. The word "Collateral" means all proper ty and assets granted as collateral secur ity for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mor tgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a secur ity device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.
Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response,
Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Super fund Amendments and
Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.,
the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.
Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this
Agreement.
GAAP. The word "GAAP" means generally accepted accounting principles.
Grantor. The word "Grantor" means each and all of the persons or entities granting a Secur ity Interest in any Collateral for the Loan,
including without limitation all Borrowers granting such a Security Interest.
Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.
Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the
Note.
Hazardous Substances. The words "Hazardous Substances" mean mater ials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improper ly used, treated, stored, disposed of, generated, manufactured, transpor ted or otherwise handled. The words "Hazardous
Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, mater ials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleumby-products or any fraction thereof and asbestos.
Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Bor rower is responsible under this Agreement or under any of the Related Documents.
Lender. The word "Lender" means COLONIAL BANK, N.A., its successors and assigns.
Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations descr ibed herein or described on any exhibit or schedule attached to this Agreement from time to time.
Note. The word "Note" means the Note executed by Shells Seafood Restaurants, Inc. in the pr incipal amount of $500,000.00 dated
December 28, 2005, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.
Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Bor rower to Lender ;
(2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carr iers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money secur ity interests upon or in any proper ty acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in wr iting; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower’s assets.
Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.
Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.
Security Interest. The words "Secur ity Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED DECEMBER 28, 2005.

BORROWER:
SHELLS SEAFOOD RESTAURANTS, INC.
By:/s/ Warren R. Nelson, Vice President/CFO
Shells Seafood Restaurants, Inc.
LENDER:
COLONIAL BANK, N.A.
By:/s/ David Ogburn, Authorized Signer